Divestitures	12 Months Ended
Dec. 31, 2025
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Divestitures

8. DIVESTITURES
A) 2025 Divestitures
On September 30, 2025, the Company divested its entire 50 percent interest in WRB, which was reported in the U.S. Refining segment, for proceeds of US$1.3 billion (C$1.9 billion) after closing adjustments. The before-tax gain of $119 million on divestiture reflects the difference between proceeds and the Company’s share of net assets of $3.0 billion and a cumulative foreign currency translation adjustment directly attributable to WRB of $1.3 billion (see Note 27) that was recycled upon divestiture.
The Company also closed the sale of certain Lloydminster thermal assets in the Oil Sands segment for total proceeds of $75 million in cash and variable consideration of $29 million, which resulted in a before-tax loss of $58 million.
B) 2024 Divestitures
The Company closed a transaction with Athabasca Oil Corporation (“Athabasca”), to create the jointly-controlled Duvernay Energy Corporation (“Duvernay”). Cenovus contributed non-monetary assets with a fair value of $94 million and cash of $18 million, before closing adjustments, in exchange for a 30 percent equity interest in Duvernay. The Company recognized an investment of $84 million in Duvernay and a before-tax gain on divestiture of assets of $65 million, reflecting the difference between the carrying value and fair value of contributed assets to the extent of Athabasca's share.
The Company also closed the sale of non-core assets in its Conventional segment for net proceeds of $39 million and recorded a before-tax gain of $51 million.